UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934


                        Date of Report: October 18, 2005
                        (Date of earliest event reported)



                                INTEL CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                   0-06217                 94-1672743
          --------                   -------                 ----------
         (State of                 (Commission             (IRS Employer
       incorporation)              File Number)          Identification No.)



  2200 Mission College Blvd., Santa Clara, California        95054-1549
  ---------------------------------------------------        ----------
        (Address of principal executive offices)             (Zip Code)


                                 (408) 765-8080
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4c))


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Item 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

               Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter ended October 1, 2005 and forward-looking statements relating to 2005 and the fourth quarter of 2005 as presented in a press release of October 18, 2005. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

               In addition to presenting financial results calculated in accordance with U.S. generally accepted accounting principles
               (GAAP), the company's earnings release contains a non-GAAP financial measure which excludes the effects of a legal settlement with MicroUnity, Inc. from the third quarter gross margin percentage. This non-GAAP financial measure should be considered in addition to, not as a substitute for or superior to, gross margin calculated in accordance with GAAP. In the earnings release, the company has provided a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

               The company's management uses this non-GAAP financial measure to evaluate the company's operating performance for the third quarter of 2005, and for budgeting and planning purposes, because the third quarter charge for the legal settlement primarily relates to prior periods. GAAP requires that the company include a charge in the third quarter results which relates to the prior use of the licenses being granted as part of the legal settlement in connection with sales of products in historical periods going back several years. Management also uses this non-GAAP financial measure in evaluating both the changes in third quarter operating results that are attributable to the company's on-going business operations and the change that is attributable to the legal settlement and was not anticipated at the time of the company's Mid-Quarter Business Update press release on September 8, 2005. The company believes this information is useful to investors for the same reasons it is useful to management.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 INTEL CORPORATION
                                                 (Registrant)


Date: October 18, 2005                       By: /s/ Andy D. Bryant
                                                 -------------------------------
                                                 Andy D. Bryant
                                                 Executive Vice President,
                                                 Chief Financial Officer and
                                                 Principal Accounting Officer